Exhibit 99.1
          Certificate of Incorporation of Jacobs Financial Group, Inc.
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                                    DELAWARE
                                ---------------
                                THE FIRST STATE

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "JACOBS FINANCIAL GROUP, INC.", FILED IN THIS OFFICE ON THE FOURTH OF NOVEMBER, A.D. 2005, AT 12:11 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




Seal                                   /s/Harriet Smith Windsor
                                       ------------------------
                                       Harriet Smith Windsor, Secretary of State

4056105                                Authentication: 4276249
050903161                              Date: 11-04-05
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                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                 Delivered 12:20 p.m. 11/04/2005
                                                     Filed 12:11 p.m. 11/04/2005
                                                    SRV 050903161 - 4056105 File

                          CERTIFICATE OF INCORPORATION

                                       OF

                          JACOBS FINANCIAL GROUP, INC.


It is hereby certified:

         FIRST: The name of the corporation is JACOBS FINANCIAL GROUP, INC. (the "Corporation").

         SECOND: The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New
Castle, State of Delaware, 19808. The name of its registered agent at that address is Corporation Service Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: (a) The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 500,000,000, of which 490,000,000 shall be designated as Common Stock with a par value of $0.0001 per share, and 10,000,000 shall be designated as Preferred Stock with a par value of $0.0001 per share.

                  (b) The board of directors may divide the Preferred Stock into any number of series, fix the designation and number of shares of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The board of directors (within the limits and restrictions of any resolutions adopted by it originally fixing the number of shares of any series of Preferred Stock) may increase or decrease the number of shares initially fixed for any series, but no such decrease shall reduce the number below the number of shares then outstanding and shares duly reserved for issuance.

         FIFTH:   The name and mailing address of the Incorporator are:

                                    James H. Nix
                                    c/o Dechert LLP
                                    30 Rockefeller Plaza
                                    New York, NY  10112

         SIXTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

                  (i) to adopt, amend or repeal the By-Laws of the Corporation in such manner and subject to such limitations, if any, as shall be set forth in the By-Laws;
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                  (ii) to allot and authorize the issuance of the authorized but unissued shares of the Corporation, including the declaration of dividends payable in shares of any class to stockholders of any class; and

                  (iii) to exercise all of the powers of the Corporation, insofar as the same may lawfully be vested by this certificate in the board of directors.

         SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director; provided, however, that to the extent required by the provisions of
Section 102(b)(7) of the General Corporation Law of the State of Delaware or any successor statute, or any other laws of the State of Delaware, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the date when this Article Seventh becomes effective. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this Article Seventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing as of the time of such repeal or modification.

         EIGHTH: (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified by the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, against all expense, liability and loss (including settlement) reasonably incurred or suffered by such person in connection with such service; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by him only if such proceeding was authorized by the board of directors, either generally or in the specific instance. The right to indemnification shall include the advancement of expenses incurred in defending any such proceeding in advance of its final disposition in accordance with procedures established from time to time by the board of directors; provided, however, that if the General Corporation Law of the State of Delaware so requires, the director, officer or employee shall deliver to the Corporation an undertaking to repay all amounts so advanced if it shall ultimately be determined that he is not entitled to be indemnified under this Article Eighth or otherwise.

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                  (b) The rights of  indemnification  provided  in this  Article
Eighth shall be in addition to any rights to which any person may otherwise be entitled by law or under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise. Such rights shall continue as to any person who has ceased to be a director, officer or employee and shall inure to the benefit of his heirs, executors and administrators, and shall be applied to proceedings commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof.

                  (c) The Corporation may purchase and maintain insurance to protect any persons against any liability or expense asserted against or incurred by such person in connection with any proceeding, whether or not the Corporation would have the power to indemnify such person against such liability or expense by law or under this Article Eighth or otherwise. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to insure the payment of such sums as may become necessary to effect indemnification as provided herein.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 2005.


                                                   /s/James H. Nix
                                                   ---------------------------
                                                   James H. Nix, Incorporator